Exhibit 99.1

United States Commodity Index Funds Trust
United States Commodity Index Fund
Monthly Account Statement
For the Month Ended July 31, 2017

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(4,402,542)
Unrealized Gain (Loss) on Market Value of Futures	14,369,255
Interest Income	355,093
ETF Transaction Fees	1,400
Total Income (Loss)	$10,323,206

Expenses
Management Fees	$326,497
Professional Fees	13,176
Brokerage Commissions	21,802
Non-interested Directors' Fees and Expenses	3,217
Prepaid Insurance Expense	2,427
Total Expenses	$367,119
Net Income (Loss)	$9,956,087

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 7/1/17	$478,787,381
Additions (100,000 Shares)	3,852,858
Withdrawals (150,000 Shares)	(5,822,480)
Net Income (Loss)	9,956,087

Net Asset Value End of Month	$486,773,846
Net Asset Value Per Share (12,400,000 Shares)	$39.26

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended July 31, 2017 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612

United States Commodity Index Funds Trust
United States Copper Index Fund
Monthly Account Statement
For the Month Ended July 31, 2017

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$253,388
Realized Trading Gain (Loss) on Short-Term Investments	(23)
Unrealized Gain (Loss) on Market Value of Futures	435,063
Interest Income	7,673
ETF Transaction Fees	700
Total Income (Loss)	$696,801

Expenses
Management Fees	$6,021
Professional Fees	5,162
Brokerage Commissions	461
Non-interested Directors' Fees and Expenses	73
Prepaid Insurance Expense	102
Total Expenses	11,819
Expense Waiver	(4,408)
Net Expenses	$7,411
Net Income (Loss)	$689,390

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 7/1/17	$13,128,684
Withdrawals (200,000 Shares)	(3,538,994)
Net Income (Loss)	689,390

Net Asset Value End of Month	$10,279,080
Net Asset Value Per Share (550,000 Shares)	$18.69

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended July 31, 2017 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612

United States Commodity Index Funds Trust
United States Agriculture Index Fund
Monthly Account Statement
For the Month Ended July 31, 2017

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$5,870
Unrealized Gain (Loss) on Market Value of Futures	6,751
Unrealized Gain (Loss) on Foreign Currency Translations	510
Interest Income	1,225
Total Income (Loss)	$14,356

Expenses
Management Fees	$1,043
Professional Fees	6,665
Brokerage Commissions	135
Non-interested Directors' Fees and Expenses	13
Prepaid Insurance Expense	102
Total Expenses	7,958
Expense Waiver	(6,648)
Net Expenses	$1,310
Net Income (Loss)	$13,046

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 7/1/17	$1,869,035
Net Income (Loss)	13,046

Net Asset Value End of Month	$1,882,081
Net Asset Value Per Share (100,000 Shares)	$18.82

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended July 31, 2017 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612

United States Commodity Index Funds Trust
Monthly Account Statement
For the Month Ended July 31, 2017

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(4,143,284)
Realized Trading Gain (Loss) on Short-Term Investments	(23)
Unrealized Gain (Loss) on Market Value of Futures	14,811,069
Unrealized Gain (Loss) on Foreign Currency Translations	510
Interest Income	363,991
ETF Transaction Fees	2,100
Total Income (Loss)	$11,034,363

Expenses
Management Fees	$333,561
Professional Fees	25,003
Brokerage Commissions	22,398
Non-interested Directors' Fees and Expenses	3,303
Prepaid Insurance Expense	2,631
Total Expenses	386,896
Expense Waiver	(11,056)
Net Expenses	$375,840
Net Income (Loss)	$10,658,523

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 7/1/17	$493,785,100
Additions (100,000 Shares)	3,852,858
Withdrawals (350,000 Shares)	(9,361,474)
Net Income (Loss)	10,658,523

Net Asset Value End of Month	$498,935,007

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended July 31, 2017 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612